                                                                    EXHIBIT 25.1

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          -----------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                          -----------------------------

        CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT
---     TO SECTION 305(b) (2)


                     WELLS FARGO BANK, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

A NATIONAL BANKING ASSOCIATION                              94-1347393
(Jurisdiction of incorporation or                           (I.R.S. Employer
organization if not a U.S. national                         Identification No.)
bank)

101 NORTH PHILLIPS AVENUE
SIOUX FALLS, SOUTH DAKOTA                                   57104
(Address of principal executive offices)                    (Zip code)

                              WELLS FARGO & COMPANY
                          LAW DEPARTMENT, TRUST SECTION
                                  MAC N9305-175
                  SIXTH STREET AND MARQUETTE AVENUE, 17TH FLOOR
                          MINNEAPOLIS, MINNESOTA 55479
                                 (612) 667-4608
            (Name, address and telephone number of agent for service)

                          -----------------------------

                             RENAL CARE GROUP, INC.(1)
               (Exact name of obligor as specified in its charter)

DELAWARE                                                    62-1622383
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                              Identification No.)

2525 WEST END AVENUE, SUITE 600
NASHVILLE, TENNESSEE                                        37203
(Address of principal executive offices)                    (Zip code)

                          -----------------------------

                    9.00% SENIOR SUBORDINATED NOTES DUE 2011
                       (Title of the indenture securities)

================================================================================


(1) See Table 1 - List of additional obligors, each of whose address of principal executive offices is 2525 West End Avenue, Suite 600, Nashville, Tennessee 37203.

                                    Table 1

The following subsidiaries of Renal Care Group, Inc. are guarantors of the exchange notes and are co-obligors:


 EXACT NAME OF ADDITIONAL OBLIGORS AS                  STATE OF INCORPORATION      I.R.S. EMPLOYER
        SPECIFIED IN ITS CHARTER                          OR ORGANIZATION       IDENTIFICATION NUMBER
----------------------------------------------------- ------------------------- ----------------------
NNA of Oklahoma, Inc.                                 Nevada                         62-1842289
----------------------------------------------------- ------------------------- ----------------------
NNA of Georgia, Inc.                                  Delaware                       62-1765493
----------------------------------------------------- ------------------------- ----------------------
NNA of Alabama, Inc.                                  Alabama                        63-1223468
----------------------------------------------------- ------------------------- ----------------------
NNA Management Company of Kentucky, Inc.              Kentucky                       30-0005692
----------------------------------------------------- ------------------------- ----------------------
National Nephrology Associates Management Company     Texas                          74-2928108
of Texas, Inc.
----------------------------------------------------- ------------------------- ----------------------
NNA of Nevada, Inc.                                   Nevada                         88-0435032
----------------------------------------------------- ------------------------- ----------------------
National Nephrology Associates Credit Corporation     Tennessee                      62-1838600
----------------------------------------------------- ------------------------- ----------------------
NNA of Toledo, Inc.                                   Ohio                           34-1938916
----------------------------------------------------- ------------------------- ----------------------
NNA of Rhode Island, Inc.                             Rhode Island                   05-0513853
----------------------------------------------------- ------------------------- ----------------------
NNA Properties of New Jersey, Inc.                    New Jersey                     68-0510777
----------------------------------------------------- ------------------------- ----------------------
NNA Management Company of Louisiana, Inc.             Louisiana                      62-1848873
----------------------------------------------------- ------------------------- ----------------------
Renex Corp.                                           Florida                        65-0422087
----------------------------------------------------- ------------------------- ----------------------
Renex Management Services, Inc.                       Florida                        65-0837198
----------------------------------------------------- ------------------------- ----------------------
Dialysis Services of Atlanta, Inc.                    Georgia                        65-0830360
----------------------------------------------------- ------------------------- ----------------------
Renex Dialysis Clinic of Penn Hills, Inc.             Pennsylvania                   25-1852225
----------------------------------------------------- ------------------------- ----------------------
Renex Dialysis Clinic of Shaler, Inc.                 Pennsylvania                   25-1849434
----------------------------------------------------- ------------------------- ----------------------
Renex Dialysis Clinic of Doylestown, Inc.             Pennsylvania                   62-1851530
----------------------------------------------------- ------------------------- ----------------------
Renex Dialysis Clinic of Amesbury, Inc.               Massachusetts                  04-3257975
----------------------------------------------------- ------------------------- ----------------------
Renex Dialysis Clinic of North Andover, Inc.          Massachusetts                  04-3333073
----------------------------------------------------- ------------------------- ----------------------
Renex Dialysis Clinic of South Georgia, Inc.          Georgia                        58-2383123
----------------------------------------------------- ------------------------- ----------------------
Renex Dialysis Clinic of Creve Couer, Inc.            Missouri                       43-1690517
----------------------------------------------------- ------------------------- ----------------------
Renex Dialysis Clinic of St. Louis, Inc.              Missouri                       43-1856441
----------------------------------------------------- ------------------------- ----------------------
Renex Dialysis Clinic of Bridgeton, Inc.              Missouri                       43-1717348
----------------------------------------------------- ------------------------- ----------------------
Renex Dialysis Clinic of Union, Inc.                  Missouri                       43-1808427
----------------------------------------------------- ------------------------- ----------------------
Renex Dialysis Homecare of Greater St. Louis, Inc.    Missouri                       43-1690516
----------------------------------------------------- ------------------------- ----------------------
Renex Dialysis Clinic of Maplewood, Inc.              Missouri                       43-1804718
----------------------------------------------------- ------------------------- ----------------------
Renex Dialysis Clinic of University City, Inc.        Missouri                       43-1655681
----------------------------------------------------- ------------------------- ----------------------
Renex Dialysis Facilities, Inc.                       Mississippi                    64-0798295
----------------------------------------------------- ------------------------- ----------------------
Renex Dialysis Clinic of Bloomfield, Inc.             New Jersey                     22-3572775
----------------------------------------------------- ------------------------- ----------------------
Renex Dialysis Clinic of Orange, Inc.                 New Jersey                     22-3461798
----------------------------------------------------- ------------------------- ----------------------
Renex Dialysis Clinic of Philadelphia, Inc.           Pennsylvania                   23-2812511
----------------------------------------------------- ------------------------- ----------------------
Renex Dialysis Clinic of Pittsburgh, Inc.             Pennsylvania                   25-1732278
----------------------------------------------------- ------------------------- ----------------------
Renex Dialysis Clinic of Woodbury, Inc.               New Jersey                     22-3461795
----------------------------------------------------- ------------------------- ----------------------
Renex Dialysis Clinic of Tampa, Inc.                  Florida                        59-3244925
----------------------------------------------------- ------------------------- ----------------------
Dialysis Associates Medical Supply, LLC               Tennessee                      62-1735243
----------------------------------------------------- ------------------------- ----------------------
NNA-Saint Barnabas, L.L.C.                            New Jersey                     14-1851729
----------------------------------------------------- ------------------------- ----------------------
NNA Saint Barnabas - Livingston, L.L.C.               New Jersey                     74-3070647
----------------------------------------------------- ------------------------- ----------------------
NNA of Oklahoma, L.L.C.                               Oklahoma                       73-1574780
===================================================== ========================= ======================

===================================================== ========================= ======================
NNA of Louisiana, LLC                                 Louisiana                      62-1848891
----------------------------------------------------- ------------------------- ----------------------
Doylestown Acute Renal Services, L.L.C.               Pennsylvania                   25-1863010
----------------------------------------------------- ------------------------- ----------------------
NNA of Newark, L.L.C.                                 New Jersey                     22-3757537
----------------------------------------------------- ------------------------- ----------------------
National Nephrology Associates of Texas, L.P.         Texas                          74-2928010
----------------------------------------------------- ------------------------- ----------------------
NNA Properties of Kentucky, Inc.                      Kentucky                       68-0510773
----------------------------------------------------- ------------------------- ----------------------
NNA Properties of Tennessee, Inc.                     Tennessee                      62-1869541
----------------------------------------------------- ------------------------- ----------------------
NNA Transportation Services Corporation               Tennessee                      62-1820401
----------------------------------------------------- ------------------------- ----------------------
Renal Care Group East, Inc.                           Pennsylvania                   23-1906900
----------------------------------------------------- ------------------------- ----------------------
Renal Care Group Michigan, Inc.                       Delaware                       62-1738445
----------------------------------------------------- ------------------------- ----------------------
Michigan Home Dialysis Center, Inc.                   Michigan                       38-2903593
----------------------------------------------------- ------------------------- ----------------------
Renal Care Group of the Midwest, Inc.                 Kansas                         48-0828924
----------------------------------------------------- ------------------------- ----------------------
Four State Regional Dialysis Center, Inc.             Missouri                       43-1331335
----------------------------------------------------- ------------------------- ----------------------
Fort Scott Regional Dialysis Center, Inc.             Missouri                       43-1474377
----------------------------------------------------- ------------------------- ----------------------
Miami Regional Dialysis Center, Inc.                  Missouri                       43-1750093
----------------------------------------------------- ------------------------- ----------------------
RCG Mississippi, Inc.                                 Delaware                       62-1628022
----------------------------------------------------- ------------------------- ----------------------
Renal Care Group of the Southeast, Inc.               Florida                        59-2851389
----------------------------------------------------- ------------------------- ----------------------
Northeast Alabama Kidney Clinic, Inc.                 Alabama                        63-1181899
----------------------------------------------------- ------------------------- ----------------------
Renal Care Group Texas, Inc.                          Texas                          75-1739434
----------------------------------------------------- ------------------------- ----------------------
Dialysis Management Corporation                       Texas                          74-2596786
----------------------------------------------------- ------------------------- ----------------------
RCG PA Merger Corp.                                   Texas                          62-1710515
----------------------------------------------------- ------------------------- ----------------------
STAT Dialysis Corporation                             Delaware                       74-2775421
----------------------------------------------------- ------------------------- ----------------------
Angleton Dialysis, Inc.                               Texas                          76-0534299
----------------------------------------------------- ------------------------- ----------------------
Brazoria Kidney Center, Inc.                          Texas                          76-0499032
----------------------------------------------------- ------------------------- ----------------------
Fondren Dialysis Clinic, Inc.                         Texas                          76-0149309
----------------------------------------------------- ------------------------- ----------------------
Wharton Dialysis, Inc.                                Texas                          76-0534300
----------------------------------------------------- ------------------------- ----------------------
Jefferson County Dialysis, Inc.                       Arkansas                       71-0728066
----------------------------------------------------- ------------------------- ----------------------
KDCO, Inc.                                            Missouri                       43-1796126
----------------------------------------------------- ------------------------- ----------------------
Lawton Dialysis Inc.                                  Arkansas                       71-0719733
----------------------------------------------------- ------------------------- ----------------------
Little Rock Dialysis, Inc.                            Arkansas                       71-0672705
----------------------------------------------------- ------------------------- ----------------------
Northwest Dialysis, Inc.                              Arkansas                       72-1306514
----------------------------------------------------- ------------------------- ----------------------
RenaLab, Inc.                                         Delaware                       62-1694655
----------------------------------------------------- ------------------------- ----------------------
RCG Finance, Inc.                                     Delaware                       62-1710512
----------------------------------------------------- ------------------------- ----------------------
RenalPartners, Inc.                                   Delaware                       72-1365907
----------------------------------------------------- ------------------------- ----------------------
RenalNet, Inc.                                        Delaware                       72-1365902
----------------------------------------------------- ------------------------- ----------------------
Wound Care Group, Inc.                                Delaware                       74-2775420
----------------------------------------------------- ------------------------- ----------------------
Diabetes Care Group, Inc.                             Delaware                       62-1817411
----------------------------------------------------- ------------------------- ----------------------
Renal Care Group Arizona, Inc.                        Arizona                        86-0441493
----------------------------------------------------- ------------------------- ----------------------
Renal Care Group Northwest, Inc.                      Delaware                       93-1236337
----------------------------------------------------- ------------------------- ----------------------
RenalNet Arizona, Inc.                                Arizona                        62-1757004
----------------------------------------------------- ------------------------- ----------------------
RCG University Division, Inc.                         Tennessee                      62-1555316
----------------------------------------------------- ------------------------- ----------------------
R.C.G. Supply Company                                 Tennessee                      62-1564034
----------------------------------------------------- ------------------------- ----------------------
Renal Care Group Alaska, Inc.                         Alaska                         92-0166049
----------------------------------------------------- ------------------------- ----------------------
Renal Care Group Southwest Holdings, Inc.             Delaware                       62-1757004
----------------------------------------------------- ------------------------- ----------------------
Dialysis Centers of America - Illinois, Inc.          Illinois                       37-1341578
----------------------------------------------------- ------------------------- ----------------------
SSKG, Inc.                                            Illinois                       36-4085833
----------------------------------------------------- ------------------------- ----------------------
Renal Care Group Ohio, Inc.                           Delaware                       25-1789562
----------------------------------------------------- ------------------------- ----------------------
Physicians Dialysis Company, Inc.                     Pennsylvania                   23-2858927
----------------------------------------------------- ------------------------- ----------------------
Dialysis Licensing Corp.                              Delaware                       62-1864410
----------------------------------------------------- ------------------------- ----------------------
RCGIH, Inc.                                           Delaware                       62-1864412
----------------------------------------------------- ------------------------- ----------------------
Renal Care Group Southwest, L.P.                      Delaware                       86-0960418
----------------------------------------------------- ------------------------- ----------------------
Arizona Renal Investments, LLC                        Delaware                       86-1017618
----------------------------------------------------- ------------------------- ----------------------
RCG Indiana, L.L.C.                                   Delaware                       62-1674489
----------------------------------------------------- ------------------------- ----------------------
Kidney Disease Center of the Ozarks, L.L.C.           Missouri                       43-1734859
===================================================== ========================= ======================

===================================================== ========================= ======================
Stuttgart Dialysis, LLC                               Arkansas                       71-0779483
----------------------------------------------------- ------------------------- ----------------------
RCG West Health Supply, L.C.                          Arizona                        86-0738042
----------------------------------------------------- ------------------------- ----------------------
Kentucky Renal Care Group, LLC                        Delaware                       36-4494425
----------------------------------------------------- ------------------------- ----------------------
Renal Care Group Texas, LP                            Delaware                       84-1620338
----------------------------------------------------- ------------------------- ----------------------
Renal Care Group Westlake, LLC                        Delaware                       65-1185177
----------------------------------------------------- ------------------------- ----------------------
Dialysis Associates, LLC                              Tennessee                      62-1727146
===================================================== ========================= ======================

Item 1. General Information. Furnish the following information as to the trustee:

                  (a) Name and address of each examining or supervising authority to which it is subject.

                           Comptroller of the Currency
                           Treasury Department
                           Washington, D.C.

                           Federal Deposit Insurance Corporation
                           Washington, D.C.

                           Federal Reserve Bank of San Francisco
                           San Francisco, California 94120

                  (b) Whether it is authorized to exercise corporate trust powers.

                           The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

                  None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15.  Foreign Trustee. Not applicable.

Item 16. List of Exhibits. List below all exhibits filed as a part of this Statement of Eligibility.

         Exhibit 1. A copy of the Articles of Association of the trustee now in effect.*

         Exhibit 2. A copy of the Comptroller of the Currency Certificate of Corporate Existence and Fiduciary Powers for Wells Fargo Bank, National Association, dated February 4, 2004.**

         Exhibit 3.        See Exhibit 2

         Exhibit 4.        Copy of By-laws of the trustee as now in effect.***

         Exhibit 5.        Not applicable.

         Exhibit 6. The consent of the trustee required by Section 321(b) of the Act.

         Exhibit 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

         Exhibit 8.        Not applicable.

         Exhibit 9.        Not applicable.

     * Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

     ** Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

     *** Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

                                    SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 13th day of December 2004.






                              WELLS FARGO BANK, NATIONAL ASSOCIATION


                              /s/ Timothy P. Mowdy
                              ---------------------------
                              Timothy P. Mowdy
                              Assistant Vice President

                                    EXHIBIT 6




December 13, 2004


Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.





                                Very truly yours,

                                WELLS FARGO BANK, NATIONAL ASSOCIATION


                                /s/ Timothy P. Mowdy
                                ---------------------------
                                Timothy P. Mowdy
                                Assistant Vice President

                                    EXHIBIT 7

                       Consolidated Report of Condition of

                      Wells Fargo Bank National Association
               of 101 North Phillips Avenue, Sioux Falls, SD 57104
                     And Foreign and Domestic Subsidiaries,
at the close of business September 30, 2004, filed in accordance with 12 U.S.C.
                        Section 161 for National Banks.


                                                                                Dollar Amounts
                                                                                  In Millions
                                                                                --------------
ASSETS
Cash and balances due from depository institutions:
         Noninterest-bearing balances and currency and coin                          $ 13,183
         Interest-bearing balances                                                      2,782
Securities:
         Held-to-maturity securities                                                        0
         Available-for-sale securities                                                 30,191
Federal funds sold and securities purchased under agreements to resell:
         Federal funds sold in domestic offices                                         5,017
         Securities purchased under agreements to resell                                  961
Loans and lease financing receivables:
         Loans and leases held for sale                                                33,062
         Loans and leases, net of unearned income                                     240,775
         LESS: Allowance for loan and lease losses                                      2,467
         Loans and leases, net of unearned income and allowance                       238,308
Trading Assets                                                                          5,989
Premises and fixed assets (including capitalized leases)                                3,273
Other real estate owned                                                                   122
Investments in unconsolidated subsidiaries and associated companies                       299
Customers' liability to this bank on acceptances outstanding                              112
Intangible assets
         Goodwill                                                                       8,558
         Other intangible assets                                                        8,485
Other assets                                                                           12,631
                                                                                     --------
Total assets                                                                         $362,973
                                                                                     ========
LIABILITIES
Deposits:
         In domestic offices                                                         $261,252
                  Noninterest-bearing                                                  79,485
                  Interest-bearing                                                    181,767
         In foreign offices, Edge and Agreement subsidiaries, and IBFs                 18,543
                  Noninterest-bearing                                                       3
                  Interest-bearing                                                     18,540
Federal funds purchased and securities sold under agreements to repurchase:
         Federal funds purchased in domestic offices                                   11,909
         Securities sold under agreements to repurchase                                 3,155

                                                                                        Dollar Amounts
                                                                                          In Millions
                                                                                        --------------
Trading liabilities                                                                          4,285
Other borrowed money
       (includes mortgage indebtedness and obligations under capitalized leases)            15,091
Bank's liability on acceptances executed and outstanding                                       112
Subordinated notes and debentures                                                            4,531
Other liabilities                                                                           10,005
                                                                                          --------
Total liabilities                                                                         $328,883

Minority interest in consolidated subsidiaries                                                  53

EQUITY CAPITAL
Perpetual preferred stock and related surplus                                                    0
Common stock                                                                                   520
Surplus (exclude all surplus related to preferred stock)                                    24,512
Retained earnings                                                                            8,305
Accumulated other comprehensive income                                                         700
Other equity capital components                                                                  0
                                                                                          --------
Total equity capital                                                                        34,037
                                                                                          --------
Total liabilities, minority interest, and equity capital                                  $362,973
                                                                                          ========


I, James E. Hanson, Vice President of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.


                                                                James E. Hanson
                                                                 Vice President

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.


Dave Hoyt
Howard Atkins                               Directors
Pat Callahan